UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2018 (October 8, 2018)

CVS HEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-01011	05-0494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 3, 2017, among CVS Health Corporation (“CVS Health”), Aetna Inc. (“Aetna”) and Hudson Merger Sub Corp., CVS Health and Aetna agreed that, at the completion of CVS Health’s acquisition of Aetna (the “Acquisition”), the size of the board of directors of CVS Health (the “Board”) would be increased by three and the vacancies created thereby would be filled by Mark T. Bertolini, the Chairman and Chief Executive Officer of Aetna, and two other individuals who are serving on the board of directors of Aetna immediately prior to completion of the Acquisition who meet CVS Health’s independence criteria as in effect as of such time and who would be jointly designated by Aetna and CVS Health prior to completion of the Acquisition. The Board subsequently decided to add an additional Aetna director to the Board and therefore increase the size of the Board by an additional member, so that a total of four new vacancies will be created and filled upon the completion of the Acquisition.

Accordingly, on October 8, 2018, the Board approved the increase of the size of the Board from twelve directors to sixteen directors and appointed Mr. Bertolini, Edward J. Ludwig, Roger N. Farah and Fernando Aguirre (collectively, the “New Directors”) to the Board to fill the resulting vacancies, in each case, effective upon the completion of the Acquisition. Mr. Bertolini was designated by CVS Health and Aetna in the Merger Agreement and Messrs. Ludwig and Farah were jointly designated by CVS Health and Aetna pursuant to the Merger Agreement and, in each case, in accordance with CVS Health’s certificate of incorporation and by-laws. Mr. Aguirre was designated by CVS Health in accordance with its certificate of incorporation and by-laws.

Each of Messrs. Ludwig, Farah and Aguirre was determined by the Board to be “independent” under the Corporate Governance Rules of the New York Stock Exchange and under CVS Health’s Corporate Governance Guidelines. Committee assignments for the New Directors have not yet been determined by the Board.

The New Directors will be entitled to the same compensation and benefits as CVS Health’s other non-employee directors, which are described in CVS Health’s Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 24, 2018. In connection with the Acquisition, the New Directors will receive certain payments and benefits pursuant to the terms of the Merger Agreement and their existing arrangements with Aetna, which are disclosed in the section of CVS Health’s Registration Statement on Form S-4 (No. 333-222412) filed with the SEC on January 4, 2018, as amended, entitled “Interests of Aetna’s Directors and Executive Officers in the Merger”.

There have been no transactions, and there are no currently proposed transactions, in which CVS Health was or is a participant and in which the New Directors or any of their immediate family members has or will have any interest, that are required to be disclosed under Item 404(a) of Regulation S-K.

Mark T. Bertolini

Mr. Bertolini, age 62, has been a director at Aetna since 2010 and is the Chairman and Chief Executive Officer of Aetna. He assumed the roles of Chairman of Aetna’s board of directors on April 8, 2011 and Chief Executive Officer of Aetna on November 29, 2010. From July 2007 to December 2014, he served as President, responsible for all of Aetna’s businesses and operations. Mr. Bertolini joined Aetna in 2003 as head of Aetna’s Specialty Products, and subsequently served as Executive Vice President and head of Aetna’s regional businesses. Before joining Aetna, Mr. Bertolini held executive positions at Cigna, NYLCare Health Plans, and SelectCare, Inc., where he was President and Chief Executive Officer. Mr. Bertolini also serves as a director of Verizon Communications, Inc. (communications, information and entertainment products and services), Massachusetts Mutual Life Insurance Company (insurance and investment products and services), the Fidelco Guide Dog Foundation, the Peterson Institute for International Economics, Thrive Global and the Mind & Life Institute.

Edward J. Ludwig

Mr. Ludwig, age 67, is the lead director of Aetna’s board of directors and has been a director at Aetna since 2003. He is the former Chairman of the board of directors of Becton, Dickinson and Company (“BD”) (global medical technology company), having served in this position from February 2002 through June 2012. He also served as Chief Executive Officer of BD from January 2000 to September 2011, President of BD from May 1999 to December 2008, and Chief Financial Officer of BD from January 1995 to May 1999. Mr. Ludwig joined BD as a Senior Financial Analyst in 1979. Prior to joining BD, Mr. Ludwig was a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers) where he earned his CPA, and served as a financial and strategic analyst at Kidde, Inc. Mr. Ludwig also served as Director of Xylem, Inc. (water technology company) from 2011 to 2017, and Chairman of Advanced Medical Technology Association, or AdvaMed, (medical device trade association) from 2006 to 2008. He serves as the lead independent director on the board of directors of Boston Scientific Corporation (medical devices) and as a director of POCARED Diagnostics Ltd. (diagnostics technology manufacturer).

Roger N. Farah

Mr. Farah, age 65, has been a director at Aetna since 2007 and Chairman of the Board and a director of Tiffany & Co. (jewelry and specialty products). He served as Executive Director of Tory Burch LLC (lifestyle products) from March 2017 to September 2017, having previously served as Co-Chief Executive Officer and Director from September 2014 to February 2017. He is former Executive Vice Chairman of Ralph Lauren Corporation (lifestyle products) having served in that position from November 2013 to May 2014, and previously served as President and Chief Operating Officer from April 2000 to October 2013, and Director from April 2000 to August 2014. Earlier, Mr. Farah served as Chairman of the Board of Venator Group, Inc. (now Foot Locker, Inc.) from December 1994 to April 2000, and as its Chief Executive Officer from December 1994 to August 1999. Mr. Farah served as President and Chief Operating Officer of R.H. Macy & Co., Inc. from July 1994 to October 1994. From June 1991 to July 1994, he was Chairman and Chief Executive Officer of Federated Merchandising Services (retailing), the central buying and product development arm of Federated Department Stores, Inc. (retailing). From 1988 to 1991, Mr. Farah served as Chairman and Chief Executive Officer of Rich’s/Goldsmith’s Department Stores (retailing) and previously as its President from 1987 to 1988. He held a number of positions of increasing responsibility at Saks Fifth Avenue, Inc. (retailing) from 1975 to 1987. Mr. Farah also serves as a director on the board of directors of The Progressive Corporation (auto insurance), and Metro Bank PLC (financial services).

Fernando Aguirre

Mr. Aguirre, age 60, has been a director at Aetna since 2011. Mr. Aguirre served as President and Chief Executive Officer from January 2004 to October 2012 and Chairman from May 2004 to October 2012 of Chiquita Brands International, Inc. (global distributor of consumer products). Prior to joining Chiquita, Mr. Aguirre worked for more than 23 years in brand management, general management and turnarounds at The Procter & Gamble Company (“P&G”) (manufacturer and distributor of consumer products). Mr. Aguirre began his P&G career in 1980, serving in various capacities including President and General Manager of P&G Brazil, President of P&G Mexico, Vice President of P&G’s global snacks and US food products, and President of global feminine care. In July 2002, Mr. Aguirre was named President, special projects, reporting to P&G’s Chairman and Chief Executive Officer, working on strategy. He served as a director of Coveris (packaging) from 2014 to 2015, Levi Strauss (manufacturer of clothing) from 2010 until August 2014, and Coca-Cola Enterprises Inc. (manufacturer and distributor of consumer products) from 2005 to 2010. Mr. Aguirre also serves as a director on the board of directors of Barry Callebaut AG (manufacturer of high-quality chocolate and cocoa products).

Appointment of Chief Financial Officer

On October 10, 2018, CVS Health also announced a transition in the role of Chief Financial Officer following the closing of the Acquisition.

Following the closing of the Acquisition, Eva C. Boratto, age 52, currently CVS Health’s Executive Vice President – Controller and Chief Accounting Officer, will be appointed as Executive Vice President and Chief Financial Officer of CVS Health effective on the closing date of the Acquisition. She joined CVS Health in 2010 as Senior Vice President, PBM Finance. From 2013 to 2017, Ms. Boratto served as Senior Vice President – Controller and Chief Accounting Officer. Ms. Boratto has held her current position at CVS Health since March 2017.

As announced on June 6, 2018, David M. Denton, CVS Health’s current Executive Vice President and Chief Financial Officer, will be leaving CVS Health at the close of the Acquisition. Additionally, CVS Health and Shawn M. Guertin announced on October 10, 2018 that, following the closing of the Acquisition, Mr. Guertin will not serve as Executive Vice President and Chief Financial Officer of CVS Health, but will still continue in his planned employment following the closing of the Acquisition, assisting Ms. Boratto with integration matters and financial planning strategy through June 2019.

In connection with the appointment to her new position, Ms. Boratto’s annual salary will be increased to $850,000, and her 2018 target annual cash incentive award will be increased to 150% of her salary. In addition, she will continue to participate in CVS Health’s equity incentive plans, including annual equity incentive awards, and long-term incentive plan awards.

Item 7.01	Regulation FD Disclosure.

A press release related to the matters described in Item 5.02 of this Current Report on Form 8-K is included in Exhibit 99.1. The information in Exhibit 99.1 of this Current Report on Form 8-K is being furnished, not filed. Accordingly, the information in Exhibit 99.1 of this Current Report will not be incorporated by reference into any registration statement filed by CVS Health under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release issued by CVS Health Corporation on October 10, 2018

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the transaction, CVS Health filed a registration statement on Form S-4 with the Securities and SEC, which includes a joint proxy statement of CVS Health and Aetna that also constitutes a prospectus of CVS Health. The registration statement was declared effective by the SEC on February 9, 2018 (the “Registration Statement”), and CVS Health and Aetna commenced mailing the definitive joint proxy statement/prospectus to stockholders of CVS Health and shareholders of Aetna on or about February 12, 2018 (the “Joint Proxy Statement/Prospectus”) and the special meeting of the stockholders of CVS Health and the shareholders of Aetna was held on March 13, 2018. INVESTORS AND SECURITY HOLDERS OF CVS HEALTH AND AETNA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by CVS Health or Aetna through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CVS Health are available free of charge within the Investors section of CVS Health’s Web site at http://www.cvshealth.com/investors or by contacting CVS Health’s Investor Relations Department at 800-201-0938. Copies of the documents filed with the SEC by Aetna are available free of charge on Aetna’s internet website at http://www.Aetna.com or by contacting Aetna’s Investor Relations Department at 860-273-0896.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Reform Act”) provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”) or Aetna, Inc. (“Aetna”).    This communication may contain forward-looking statements within the meaning of the Reform Act. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond CVS Health’s and Aetna’s control.

Statements in this communication regarding CVS Health and Aetna that are forward-looking, including CVS Health’s and Aetna’s projections as to the closing date of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 3, 2017 (“Merger Agreement”), among CVS Health, Aetna and Hudson Merger Sub Corp., a wholly-owned subsidiary of CVS Health (the “transaction”), the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on CVS Health’s and Aetna’s businesses, the expected terms and scope of the expected financing for the transaction, the ownership percentages of CVS Health’s common stock of CVS Health stockholders and Aetna shareholders at closing, the aggregate amount of indebtedness of CVS Health following the closing of the transaction, CVS Health’s expectations regarding debt repayment and its debt to capital ratio following the closing of the transaction, CVS Health’s and Aetna’s respective share repurchase programs and ability and intent to declare future dividend payments, the number of prescriptions used by people served by the combined companies’ pharmacy benefit business, the synergies from the transaction, and CVS Health’s, Aetna’s and/or the combined company’s future operating results, are based on CVS Health’s and Aetna’s managements’ estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond their control. In particular, projected financial information for the combined businesses of CVS Health and Aetna is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of CVS Health and Aetna. Important risk factors related to the transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that a condition to the closing of the proposed transaction may not be satisfied; the outcome of litigation related to the transaction; the ability to achieve the synergies and value creation contemplated; CVS Health’s ability to promptly and effectively integrate Aetna’s businesses; and the diversion of and attention of management of both CVS Health and Aetna on transaction-related issues.

In addition, this communication may contain forward-looking statements regarding CVS Health’s or Aetna’s respective businesses, financial condition and results of operations. These forward-looking statements also involve risks, uncertainties and assumptions, some of which may not be presently known to CVS Health or Aetna or that they currently believe to be immaterial also may cause CVS Health’s or Aetna’s actual results to differ materially from those expressed in the forward-looking statements, adversely impact their respective businesses, CVS Health’s ability to complete the transaction and/or CVS Health’s ability to realize the expected benefits from the transaction. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the transaction and/or CVS Health or Aetna, CVS Health’s ability to successfully complete the transaction and/or realize the expected benefits from the transaction. Additional information concerning these risks, uncertainties and assumptions can be found in CVS Health’s and Aetna’s respective filings with the SEC, including the risk factors discussed in “Item 1.A. Risk Factors” in CVS Health’s and Aetna’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

You are cautioned not to place undue reliance on any CVS Health’s and Aetna’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Aetna assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information is not intended to constitute a determination by CVS Health that the information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Corporate Secretary and Assistant General Counsel

Dated: October 10, 2018